AMENDMENT NO. 8
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)


         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

         1. Effective as of August 9, 1997, Section 9.04 of the Plan is amended by adding a new subsection (m) at the end thereof to provide as follows:

    (m) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to August 9, 1997, and became an Employee on August 9, 1997, the Employee's period or periods of employment with CSC prior to August 9, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         2. Effective as of January 3, 1998, Section 9.04 of the Plan is amended by adding a new subsection (n) at the end thereof to provide as follows:

    (n) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to January 3, 1998, and became an Employee on January 3, 1998, the Employee's period or periods of employment with CSC prior to January 3, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         3. Effective as of August 9, 1997, Section 9.05 of the Plan is amended by adding a new subsection (n) at the end thereof to provide as follows:

    (n) In determining Years of Vesting Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to

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         August 9, 1997, and became an Employee on August 9, 1997, the
         Employee's period or periods of employment with CSC prior to August 9, 1997, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         4. Effective as of January 3, 1998, Section 9.05 of the Plan is amended by adding a new subsection (o) at the end thereof to provide as follows:

    (o) In determining Years of Vesting Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to January 3, 1998, and became an Employee on January 3, 1998, the Employee's period or periods of employment with CSC prior to January 3, 1998, that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         5. Effective as of January 19, 1997, Section 13.05 of the Plan is amended by adding a new subsection (q) at the end thereof to provide as follows:

    (q)  Each person who

         (i) was an active employee of OnBank & Trust Company and became an Employee on January 19, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (q), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of

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         Participation.  Notwithstanding the provisions of Section 13.04, any
         Participant who would receive an allocation of Employer Contribution under this subsection (q) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (q) for the 1997 Plan Year.

         6. Effective as of January 31, 1997, Section 13.05 of the Plan is amended by adding a new subsection (r) at the end thereof to provide as follows:

    (r)  Each person who

         (i) was an active employee of Frontier Cellular of Alabama, Inc. and became an Employee on January 31, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (r), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (r) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (r) for the 1997 Plan Year.

         7. Effective as of March 1, 1997, Section 13.05 of the Plan is amended by adding a new subsection (s) at the end thereof to provide as follows:

    (s)  Each person who

         (i) was an active employee of Wilmington Savings Fund Society, FSB and became an Employee on March 1, 1997;

         (ii)    met the eligibility requirements to become a Participant on or

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
                 before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (s), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (s) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (s) for the 1997 Plan Year.

         8. Effective as of April 1, 1997, Section 13.05 of the Plan is amended by adding a new subsection (t) at the end thereof to provide as follows:

    (t)  Each person who

         (i) was an active employee of City National Bank and became an Employee on April 1, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (t), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of

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                                       29

         Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (t) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (t) for the 1997 Plan Year.

         9. Effective as of August 9, 1997, Section 13.05 of the Plan is amended by adding a new subsection (u) at the end thereof to provide as follows:

    (u)  Each person who

         (i) was an active employee of CSC Intelicom, Inc. and became an Employee on August 9, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (u), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (u) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (u) for the 1997 Plan Year.

         10. Effective as of September 15, 1997, Section 13.05 of the Plan is amended by adding a new subsection (v) at the end thereof to provide as follows:

    (v)  Each person who

         (i) was an active employee of Amcore Financial, Inc. and became an Employee on September 15, 1997;

         (ii)    met the eligibility requirements to become a Participant on or

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

                 before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (v), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (v) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (v) for the 1997 Plan Year.

         11. Effective as of September 16, 1997, Section 13.05 of the Plan is amended by adding a new subsection (w) at the end thereof to provide as follows:

    (w)  Each person who

         (i) was an active employee of City National Bank and became an Employee on September 16, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (w), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but

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         without regard to the requirement that a Participant have a Year of
         Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (w) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (w) for the 1997 Plan Year.

         12. Effective as of October 1, 1997, Section 13.05 of the Plan is amended by adding a new subsection (x) at the end thereof to provide as follows:

    (x)  Each person who

         (i) was an active employee of Eclipsys Corporation or Eclipsys Solutions Corporation and became an Employee on October 1, 1997;

         (ii) met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (x), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (x) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (x) for the 1997 Plan Year.

         13. Effective as of October 20, 1997, Section 13.05 of the Plan is amended by adding a new subsection (y) at the end thereof to provide as follows:

    (y)  Each person who

         (i) was an active employee of Tucker Federal Bank and became an Employee on October 20, 1997;

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         (ii)    met the eligibility requirements to become a Participant on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of Employer Contribution for the 1997 Plan Year as provided in this subsection (y), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1997 Plan Year and shall be allocated among the Participants in such Region as provided in Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (y) but for his transfer of employment prior to December 31, 1997, shall be deemed to be in the Region including the Participants eligible under this subsection (y) for the 1997 Plan Year.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 15 day of April, 1998.


                                  ALLTEL CORPORATION


                                  By:  /s/John L. Comparin
                                          John L. Comparin
                                  Title:  V.P. Human Resources & Administration

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